Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                              U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of KeySpan Corporation (the "Corporation") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert B. Catell, Chairman of the Board and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange of 1934, amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.








                               By:     /s/ Robert B. Catell
                               ----------------------------
                               Name:   Robert B. Catell
                               Title:  Chairman of the Board of Directors
                                       and Chief Executive Officer
                               Date:   August 12, 2002